

Estimated Environmental Capex
$Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010
2011
2012
2005 Est.
Northeast
South Central
NRG Texas
Other
West
Current Est.
Northeast
South Central
NRG Texas
Other
West

Note: Up to 93% of South Central compliance costs may be recoverable through co-op obligations.